Semiannual Report

INTERNATIONAL
STOCK FUND

APRIL 30, 2000

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

International Stock Fund

 . International stocks were strong during the past six months, with technology stocks leading the way.

 . The fund's returns for the 6- and 12-month periods were well ahead of the MSCI EAFE Index and in line with the Lipper average over six months but behind it for the year.

 . Good performance was largely attributable to our focus on buoyant markets and on stock selection in strong sectors.

 . The portfolio contained a good balance of New Economy companies and those in traditional growth industries.

 . We expect continuing volatility but believe the fund's broad diversification will serve investors well over the long term.






UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

International stock markets provided solid gains during the six months ended April 30, 2000. Strength in various technology sectors drove telecommunications, media, and technology stocks sharply higher prior to a dramatic reversal in mid-March. While investors refocused their attention on value, cyclical, and more defensive growth stocks late in the quarter, stocks connected to technology and the so-called New Economy dominated the period.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/00                           6 Months           12 Months
--------------------------------------------------------------------------------
International Stock Fund                          14.15%              20.96%

MSCI EAFE Index                                    6.84               14.17

Lipper International
Funds Average                                     14.17               24.75


Your fund provided robust returns for the 6- and 12-month periods shown in the table. Performance was well ahead of the MSCI EAFE Index and in line with the Lipper International Funds Average for the past six months, and a bit behind Lipper for the past year. Our exposure to several buoyant markets such as Brazil, Mexico, and Sweden, and underweighting of weaker ones including the U.K., Japan, and Switzerland helped results relative to the EAFE index. Substantial positions in the technology and media sectors also lifted performance, as did successful stock selection in several countries (Japan, Hong Kong, Italy) and sectors (telecom, banking). Your fund's combination of more reasonably valued telecommunications, media, and technology stocks and less dynamic steady-growth holdings in other sectors helped performance when leadership changed in March.

The strength of New Economy stocks and sectors contrasted sharply with those of other industries. Telecom and Internet-related companies and their suppliers soared, while established enterprises such as food manufacturers and utilities were left far behind. Performance was divided between big winners and some significant losers. However, sector leadership changed as an abundant supply of new issues reduced the value of Internet-related investments and investors grew concerned about valuations. Pharmaceuticals, consumer cyclicals, and financials started to recover. Performance in technology-related sectors became increasingly selective and volatile with investors growing concerned about stocks with great potential, perhaps, but no signs of earnings.

Improving international economies provided a supportive backdrop for stocks. Europe enjoyed stronger-than-expected growth, with further consolidation in the telecom and banking sectors. The euro's 13% decline against the dollar over the past six months had several causes: investments flowing out of the euro zone as European companies acquired U.S. companies, the persistent gap between exceptionally strong U.S. growth compared with moderate growth in Europe, and higher interest rates in the U.S.

In Japan, while stronger capital expenditure and steadily improving industrial production signaled a reviving economy, unemployment remained high and the consumer sector weak. The economic recovery continued throughout the rest of the Pacific. The possible entry of China into the World Trade Organization encouraged investment there. In Latin America, economies also improved. Mexico's debt rating was raised to investment grade, further boosting regional prospects.


--------------------------------------------------------------------
T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER
--------------------------------------------------------------------------------

As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

INVESTMENT REVIEW

At the end of April, Europe represented 59% of net assets, down from 64% in October. Within the region, the U.K. remained the largest country exposure at 17%. Japan was the largest country weighting overall at 21% of assets, little changed from six months ago. In the Far East, our exposure was also fairly stable at 8%. In Latin America, we split most of the portfolio between Mexico and Brazil. Your fund was underweighted in Europe and Japan relative to the EAFE index, but overweighted in the rest of Asia and Latin America. These shifts were due to regional differences in performance and to some holdings in Asia. Our purchases focused on selected New Economy stocks with strong potential and on more traditional stocks, including banks and pharmaceuticals, which appeared oversold based on their growth prospects.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
                                    [GRAPH]

                           Latin America          5%
                           Other and Reserves     7%
                           Far East               8%
                           Japan                 21%
                           Europe                59%

Europe

Country performance varied considerably, depending more on each country's component of technology issues than on local factors. The Swedish and Finnish markets were strongest, up 53% and 81% in U.S. dollar terms, respectively, due mostly to the gains of technology leaders Ericsson Telephone and Nokia.

Stocks in Germany rose 16% (more than 33% in local currency terms) as its large technology and telecom stocks soared. The weak euro significantly reduced returns for U.S. investors in the euro zone. In France, technology and media accounted for much of the market's 15% rise in dollar terms and 32% in local currency. The U.K. and Switzerland, with fewer technology and telecom companies, were the weakest major markets, falling 3% and 8%, respectively. Poorer performance from financial services companies and pharmaceuticals held back their returns.

Mobile telecom revenues are expected to rise in Europe as Internet-compatible mobile telephones are introduced and customer usage

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                   Local       Local Currency                U.S.
Ended 4/30/00             Currency     vs. U.S. Dollars             Dollars
--------------------------------------------------------------------------------

France                       32.23%             -13.30%              14.64%
Germany                      33.25              -13.30               15.53
Hong Kong                    12.27               -0.25               11.99
Italy                        26.37              -13.30                9.56
Japan                         7.07               -3.44                3.39
Mexico                       18.45                2.19               21.04
Netherlands                  17.19              -13.30                1.60
Singapore                     2.22               -2.56               -0.40
Sweden                       66.38               -7.98               53.09
Switzerland                   4.18              -11.44               -7.73
United Kingdom                1.57               -4.64               -3.14

Source: RIMES Online, using MSCI indices


increases. The biggest news in the sector was U.K.-based mobile telecom Vodafone Airtouch's acquisition of Germany's second largest telecom, Mannesmann. The deal reinforced Vodafone's preeminence as the leading global mobile business. The initial public offerings (IPOs) of Terra Networks, controlled by Spanish telecom Telefonica, and T-Online, controlled by Deutsche Telekom, were hugely oversubscribed and their prices soared accordingly. U.K.-based Cable & Wireless, which carries about a third of the world's Internet traffic, and United Pan-Europe Communications of the Netherlands, with cable networks throughout Europe, both performed strongly due to cable networks' potential for high-speed broadband transmission.

Media companies surged because of their popular content, which can be provided to Internet users. Another stimulus was the prospect for further growth as Internet access via digital/interactive TV develops. Winners included Italy's Telecom Italia and Television Francaise. Telecom Italia announced that it would combine its dominant Internet subsidiary with Seat, and acquire that company in the process, while the continued ascent of Television Francaise reflected increasing advertising demand, market leadership, and the potential for Internet-related growth. We took advantage of the sharp rise in Seat to lock in some profits.

Technology stocks rocketed as markets for mobile telecom handsets, network infrastructure, and other communications equipment mushroomed. Nokia and Ericsson both benefited as demand for their telecom equipment and infrastructure escalated, and we increased our holdings in Ericsson during the past six months. ST Microelectronics in France, Germany's Siemens, and Philips Electronics and ASM Lithography in the Netherlands all performed strongly due to the demand for telecom, broadcasting, and Internet products.

---------------------------
ADVISOR SHARE CLASS CREATED
--------------------------------------------------------------------------------

T. Rowe Price has introduced a new class of shares for certain funds, including International Stock Fund. The new advisor class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio. We want to emphasize that the new class will have no impact on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the advisor class shares are calculated separately. In due course, you will see the advisor class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the advisor class shares will be itemized in financial statements in your fund's shareholder reports.

As sector leadership changed in March, neglected energy producers, financials, basic materials, and pharmaceuticals rebounded, although they still trailed far behind technology stocks. Energy producers Royal Dutch Petroleum/Shell Transport & Trading (Netherlands/UK) and Total Fina (France) made tangible progress with restructuring. The latter became more optimistic about its prospects for cost reductions and various synergies as the merger between the two previously independent companies progressed further. After a dull period, the earnings outlook for pharmaceutical giant Glaxo Wellcome improved and we added to the stock. The company's agreement to merge with SmithKline Beecham enhanced its prospects for growth. The banking sector consolidated as Royal Bank of Scotland won a battle against Bank of Scotland to acquire National Westminster Bank. Finnish/Swedish Nordbanken Holding acquired its Danish neighbor Unidanmark, and U.K.-based HSBC acquired French/Belgian bank CCF.

Unfortunately, the fund had its share of losers as well. We were disappointed by investors' failure to reward companies with histories of solid, long-term earnings growth while favoring many New Economy stocks with little or no earnings. Food and beverage and some financial stocks were particularly hard hit. Among them were Unilever of the U.K. and Belgian/Netherlands insurer Fortis.


Far East and Other

In Japan, performance peaked early in 1999 and lagged during the past six months. However, the sedate 3% rise in dollar terms masked volatile swings and a wide disparity among sector performances. Our holdings in established, fundamentally sound technology and

OUR HOLDINGS IN ESTABLISHED, FUNDAMENTALLY SOUND TECHNOLOGY AND CONSUMER ELECTRONICS COMPANIES PERFORMED WELL . . .

consumer electronics companies performed well in an environment of surging demand for their products. Sony rose sharply following an announcement of its intention to provide Internet banking, launch an Internet-compatible product, and split its shares. Restructuring, robust demand, and plans for Internet alliances and services drove the shares of NEC and Toshiba higher. Canon's successful range of digital products and its strengthening position in the semiconductor production equipment market accounted for its buoyancy. Murata Manufacturing, best known for leadership in mobile handset components, and Kyocera for handset production, also rose.

Telecom and media were other leading sectors. The agreement among DDI, IDO, and KDD to merge marked the first step in the consolidation of telecom companies, and Kyocera's sharp gain partly reflected its status as the largest shareholder in the proposed new entity. The strong performance of Japan's dominant mobile telecom, NTT Mobile Communications Network, reflected the success of its Internet-compatible services. We added to this position during the period. Media company Fuji Television climbed due to its popular programs, advertising growth, and potential to provide viewers with Internet access.

Outside technology, your fund's low exposure to declining banking stocks helped performance. Brokerage firms, in contrast, registered strong gains due to record launches of stock funds. Nomura Securities, which surged in this environment, expects to benefit as savings accounts containing over $1 trillion mature during the next two years. A significant percentage of this money is likely to be invested into equity funds. Perceiving that bank stocks had been oversold during the period, we added to Sumitomo Bank and established a new position in Fuji Bank.

Despite the high-flying technology sectors, Japan's economy remained lackluster. Fourth-quarter GDP was off 1.4% from the third quarter, and unemployment rose to a postwar high of 4.9%. While industrial production strengthened, worries about future job losses depressed consumer spending and retail sales as company restructuring and bankruptcies increased. Underfunding of corporate pensions and planned cuts to national pension benefits also hurt consumption.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

Percent of Net Assets

                                              10/31/99              4/30/00
--------------------------------------------------------------------------------
Services                                        29.4%                 39.4%

Capital Equipment                               16.4                  18.1

Finance                                         20.3                  16.4

Consumer Goods                                  19.7                  14.2

Energy                                           7.6                   6.0

All Other                                        3.6                   2.9

Reserves                                         3.0                   3.0
--------------------------------------------------------------------------------
Total                                          100.0%                100.0%


Technology-related stocks also led markets in Asia outside of Japan. Singapore and South Korea were weaker since lagging financial, natural resources, and industrial companies dominate those markets. In contrast, Hong Kong, Taiwan, and India registered double-digit gains because of their exposure to technology-related issues.

Hong Kong's leading performers were Internet company Pacific Century CyberWorks, China Telecom (Hong Kong), and diversified Internet portal holding company Hutchison Whampoa. Rapidly growing demand, impressive results, and the possible admission of China to the World Trade Organization stimulated China Telecom, one of the world's largest cellular phone operators, which provides mobile telecom services in China. Hutchison's announcements of several Internet-related deals drove its performance. Among our laggards in this region, Henderson Land Development fell in price as property values failed to recover as expected.

In the region's emerging markets, South Korean technology giant Samsung Electronics, with significant market positions in semiconductors, flat panel screens, and mobile handsets, rose rapidly through the quarter and we added to this position. In Taiwan, two of the world's leading electronic component producers, Taiwan Semiconductor Manufacturing and Hon Hai, performed extremely well. Indian finance company ICICI was one of the region's best performers, helped by the company's focus on returns, beneficial government reforms, and the potential for increased market share versus the state-owned banks.

Despite overall weakness in the Australian market, our media holdings there were winners. Both News Corporation and Publishing & Broadcasting have valuable content and Internet businesses. NewsCorp's interests extend globally and range from film to digital television and program content production, and we added to these holdings. On the losing side of the ledger, telecom Telstra suffered from a rapid decline in its core business and the slow pace of the company's Internet development.


Latin America

Further economic advances in Brazil and Mexico, coupled with the buoyancy of regional TMT stocks, pushed Brazil up 38% and Mexico 21% in dollar terms. Brazilian investors contributed to gains there as they switched from bonds to stocks when interest rates fell from over 30% early in 1999 to around 19%. However, Brazil's need to fund its fiscal deficit and Mexico's close trade links with the U.S. make their markets sensitive to changes in U.S. interest rates, economic growth, and stock performance.

Your portfolio's largest positions in the region, Telebras in Brazil and Telmex in Mexico, performed well. Both have significant growth prospects because market penetration is low and improving economic conditions encourage consumer spending. They also carry more attractive valuations than their peers in developed markets. In this market, we added to media company Grupo Televisa. Brazil's major energy stock, Petrobras, was another market leader as the company's restructuring raised returns and earnings. Its growth potential and the possibility of further deregulation also encouraged investors.


Investment Outlook

Accelerating deregulation, restructuring, and consolidation in Europe are key catalysts for earnings growth. The convergence of information and communication technologies and their application to traditional businesses are additional stimuli for further market gains. If Japan's growth potential is to be fully realized, it will need to complement its leading position in New Economy technology with a willingness to alter traditional ways of doing business. In the rest of Asia, the slow but steady pace of reform, coupled with economic recovery, could fuel growth of traditional and Internet-related sectors. The region's enthusiastic embracing of the New Economy should also stimulate markets.

Around the world, the extent to which companies can increase shareholder value by integrating new technologies and the Internet with traditional businesses, or by providing networks and software, will benefit their earnings outlooks. Competition drives prices down, bringing rewards to consumers and to the shareholders of companies that compete best.

Following a year of speculation in Internet and technology stocks, we welcome a return to selectivity and a focus on financial fundamentals. After this period of volatility and consolidation among technology companies is over, the firms that can compete and flourish in this changing environment will emerge as winners over time. With this transition taking place and interest rates rising, we expect stock market volatility to continue during the next few months. Your fund contains the stocks of diverse companies with solid fundamentals and leading market positions across a wide range of industries and international markets. We believe this approach will continue to serve our shareholders well over the long term.



Respectfully submitted,


/s/ Martin G. Wade

Martin G. Wade
Chairman


/s/ John R. Ford

John R. Ford
President

May 19, 2000



--------------------------------------------------------------------------------
NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                  Percent of
                                                                  Net Assets
                                                                     4/30/00
--------------------------------------------------------------------------------
Vodafone Airtouch, United Kingdom                                        3.0%
Nokia, Finland                                                           2.9
Glaxo Wellcome, United Kingdom                                           1.8
Sony, Japan                                                              1.7
Television Francaise, France                                             1.7
--------------------------------------------------------------------------------
Murata Manufacturing, Japan                                              1.6
Vivendi, France                                                          1.5
Total Fina, France                                                       1.5
News Corporation, Australia                                              1.5
Shell Transport & Trading, United Kingdom                                1.4
--------------------------------------------------------------------------------
Cable & Wireless, Hong Kong/United Kingdom                               1.4
NTT Mobile Communications Network, Japan                                 1.3
Kyocera, Japan                                                           1.3
Nippon Telegraph & Telephone, Japan                                      1.3
NEC, Japan                                                               1.3
--------------------------------------------------------------------------------
Telecom Italia Mobile, Italy                                             1.3
Philips Electronics, Netherlands                                         1.3
Canon, Japan                                                             1.3
Ericsson Telephone, Sweden                                               1.2
Royal Bank of Scotland, United Kingdom                                   1.2
--------------------------------------------------------------------------------
Adecco, Switzerland                                                      1.2
Telebras, Brazil                                                         1.2
ING Groep, Netherlands                                                   1.1
Telefonica, Spain                                                        1.1
Samsung Electronics, South Korea                                         1.0
--------------------------------------------------------------------------------
Total                                                                   37.1%


Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                    [GRAPH]

As of 4/30/00

            MSCI EAFE Index    Lipper International Funds Average   International Stock Fund
Apr-90           10,000                       10,000                        10,000
Apr-91           10,471                       10,308                        10,524
Apr-92            9,615                       10,778                        11,191
Apr-93           11,735                       11,737                        12,196
Apr-94           13,724                       14,469                        15,094
Apr-95           14,531                       14,563                        15,378
Apr-96           16,238                       16,977                        18,142
Apr-97           16,141                       18,320                        19,432
Apr-98           19,245                       22,329                        22,709
Apr-99           21,132                       22,748                        24,210
Apr-00           24,128                       26,974                        29,285


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/00         1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------
International StockFund       20.96%   14.65%    13.75%     11.34%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

International Stock shares

---------------------
FINANCIAL HIGHLIGHTS                                      For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------------

                                 6 Months          Year
                                    Ended         Ended
                                  4/30/00      10/31/99    10/31/98     10/31/97    10/31/96    10/31/95
NET ASSET VALUE
Beginning of period              $  16.70       $ 14.39      $14.14      $ 13.47      $12.09      $12.84

Investment activities
 Net investment
 income (loss)                       0.03          0.17        0.23         0.19        0.19        0.18
 Net realized and
 unrealized gain (loss)              2.29          2.71        0.77         0.86        1.57       (0.19)

 Total from
 investment activities               2.32          2.88        1.00         1.05        1.76       (0.01)

Distributions
 Net investment income              (0.13)        (0.22)      (0.20)       (0.18)      (0.18)      (0.12)
 Net realized gain                  (0.91)        (0.35)      (0.55)       (0.20)      (0.20)      (0.62)

 Total distributions                (1.04)        (0.57)      (0.75)       (0.38)      (0.38)      (0.74)

NET ASSET VALUE
End of period                    $  17.98       $ 16.70      $14.39      $ 14.14      $13.47      $12.09
                                 =======================================================================


Ratios/Supplemental Data

Total return u                      14.15%        20.67%       7.48%        7.90%      14.87%       0.38%
Ratio of total expenses to
average net assets                   0.84%+        0.85%       0.85%        0.85%       0.88%       0.91%
Ratio of net investment
income (loss) to average
net assets                           0.31%+        1.05%       1.50%        1.33%       1.58%       1.56%

Portfolio turnover rate              51.8%+        17.6%       12.2%        15.8%       11.6%       17.8%
Net assets, end of period
(in millions)                    $ 12,085       $10,615      $9,537      $10,005      $8,776      $6,386


u Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000

-------------------------
PORTFOLIO OF INVESTMENTS                                 Shares           Value
--------------------------------------------------------------------------------
                                                                   in thousands
ARGENTINA 0.2%

Common Stocks 0.2%
Telefonica de Argentina (Class B) ADR (USD)             526,380    $     18,489
                                                                   -------------
Total Argentina (Cost $14,403)                                           18,489
                                                                   -------------

AUSTRALIA 3.1%

Common Stocks 2.3%
Brambles Industries                                   1,089,000          30,654
Broken Hill Proprietary                               1,290,966          13,903
Commonwealth Bank of Australia                        1,899,448          28,930
Lend Lease                                            1,342,828          14,552
News Corporation                                      6,539,468          83,049
Publishing & Broadcasting                             3,902,850          30,314
TABCORP Holdings                                      2,378,000          12,729
Telstra                                               7,199,693          30,862
Telstra, Installment Receipts *                       1,864,000           4,768
Westpac Banking                                       4,446,600          28,383
                                                                   -------------
                                                                        278,144
                                                                   -------------
Preferred Stocks 0.8%
News Corporation                                      9,021,184          97,043
                                                                   -------------
                                                                         97,043
                                                                   -------------
Total Australia (Cost $301,144)                                         375,187
                                                                   -------------

BELGIUM 0.6%

Common Stocks 0.6%
Dexia (EUR)                                             212,652          27,568
Fortis B (EUR)                                        1,239,275          31,286
Societe Europeenne des Satellites (Class A) (EUR)        57,900           8,797
UCB (EUR)                                               135,450           4,556
                                                                   -------------
Total Belgium (Cost $44,688)                                             72,207
                                                                   -------------

BRAZIL 2.2%

Common Stocks 1.4%
Embratel Participacoes ADR (USD)                        496,000          11,160
Pao de Acucar GDR (USD)                                 370,084          10,547

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                         Shares           Value
--------------------------------------------------------------------------------
                                                                   in thousands

Telebras ADR (USD)                                    1,190,799    $    140,738
Unibanco GDR (USD)                                      421,960          10,523
                                                                   -------------
                                                                        172,968
                                                                   -------------
Preferred Stocks 0.8%
Banco Itau                                          162,870,000          12,178
Petrol Brasileiros                                  251,033,189          59,800
Telecomunicacoes de Sao Paulo                       449,008,810          11,189
Telesp Cellular Participacoes                       477,260,206           8,564
                                                                         91,731
                                                                   -------------
Total Brazil (Cost $228,527)                                            264,699
                                                                   -------------

CANADA 1.1%

Common Stocks 1.1%
Alcan Aluminum                                          432,360          14,072
Celestica (USD) *                                     1,310,278          71,492
Nortel Networks                                         353,990          40,015
Royal Bank of Canada                                    185,920           8,776
                                                                   -------------
Total Canada (Cost $89,259)                                             134,355
                                                                   -------------

DENMARK 0.2%

Common Stocks 0.2%
Tele Danmark A/S                                        276,534          20,251
                                                                   -------------
Total Denmark (Cost $13,584)                                             20,251
                                                                   -------------

FINLAND 2.9%

Common Stocks 2.9%
Nokia (EUR)                                           6,192,912         355,252
                                                                   -------------
Total Finland (Cost $60,210)                                            355,252
                                                                   -------------

FRANCE 11.6%

Common Stocks 11.6%
Alcatel Alsthom (EUR)                                   410,444          95,149
Altran Technologies (EUR)                                91,600          18,720
Aventis (EUR)                                           223,030          12,044
AXA (EUR)                                               543,170          80,736
Banque National de Paris (EUR)                          975,980          78,878

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    in thousands

Canal Plus (EUR)                                        231,380    $     44,594
Cap Gemini (EUR)                                        221,030          43,382
Carrefour (EUR)                                         171,528          11,118
Cie de St. Gobain (EUR)                                 231,048          31,528
Danone (EUR)                                             62,915          13,756
Hermes (EUR)                                            149,390          21,322
L'Oreal (EUR)                                            17,474          12,073
Lafarge (EUR)                                            65,643           5,574
Legrand (EUR)                                           214,933          40,095
LVMH (EUR)                                              113,227          47,515
Rhone Poulenc (EUR)                                   1,407,784          77,429
Sanofi Synthelabo (EUR)                               1,618,516          60,401
Schneider Electric (EUR)                                201,661          13,200
Societe Generale (EUR)                                   85,267          17,658
Sodexho Alliance (EUR)                                   84,901          12,720
STMicroelectronics (EUR)                                502,197          95,510
Television Francaise (EUR)                              296,207         202,769
Total Fina (Class B) (EUR)                            1,190,252         180,595
Vivendi (EUR)                                         1,864,952         184,462
                                                                   -------------
Total France (Cost $875,932)                                          1,401,228
                                                                   -------------

GERMANY 4.4%

Common Stocks 4.3%
Allianz (EUR)                                           170,760          65,712
Bayer (EUR)                                             354,862          14,785
Bayerische Vereinsbank (EUR)                          1,108,247          68,611
Deutsche Bank (EUR)                                     931,215          62,561
Deutsche Telekom (EUR)                                  988,570          64,159
Gehe (EUR)                                              603,872          18,775
Infineon Technologies (EUR) *                           913,982          62,941
Rhoen Klinikum (EUR)                                    431,484          15,906
SAP (EUR)                                               211,770          99,148
Siemens (EUR)                                           131,182          19,439
Veba (EUR)                                              499,136          25,048
                                                                   -------------
                                                                        517,085
                                                                   -------------
Preferred Stocks 0.1%
SAP (EUR)                                                15,590           9,191
                                                                          9,191
                                                                   -------------
Total Germany (Cost $401,753)                                           526,276
                                                                   -------------
15
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands
HONG KONG 3.1%

Common Stocks 3.1%
Cable & Wireless Hong Kong Telecom                 9,675,600        $   22,856
Cheung Kong Holdings                               5,342,000            63,781
China Telecom (Hong Kong)                         13,627,000            97,533
Dao Heng Bank Group                                5,410,000            25,004
Henderson Land Development                         5,014,000            21,951
Hutchison Whampoa                                  6,065,000            87,987
Pacific Century CyberWorks                        20,946,000            38,992
Sun Hung Kai Properties                            1,567,000            12,272
                                                                    ----------
Total Hong Kong (Cost $215,267)                                        370,376
                                                                    ----------


INDIA 1.2%

Common Stocks 1.2%
Global Tele-Systems                                  796,000            21,790
Hindustan Lever                                      807,000            44,277
ICICI Limited                                      5,796,122            17,891
ICICI Limited ADR (USD)                            1,375,847            34,912
Mahanagar Telephone                                4,891,000            25,217
                                                                    ----------
Total India (Cost $130,812)                                            144,087
                                                                    ----------


IRELAND 0.2%

Common Stocks 0.2%
SmartForce ADR (USD) *                               607,671            29,244
                                                                    ----------
Total Ireland (Cost $14,186)                                            29,244
                                                                    ----------


ITALY 5.0%

Common Stocks 5.0%
Alleanza Assicurazioni (EUR)                       2,413,500            24,969
Banca Intesa (EUR)                                 5,696,089            20,972
Banca Popolare di Brescia (EUR)                      697,000            63,364
ENI (EUR)                                          9,048,855            44,998
Gucci Group (USD)                                    188,705            16,535
Mediaset (EUR)                                     2,477,000            40,195
Mediolanum (EUR)                                   2,983,325            49,497



16
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                     Shares               Value
--------------------------------------------------------------------------------
                                                                   In thousands

Sanpaolo IMI (EUR)                                1,779,884          $   24,919
Tecnost (EUR)                                     5,484,000              19,244
Telecom Italia (EUR)                              7,087,445              99,096
Telecom Italia Mobile (EUR)                      16,220,182             154,831
Unicredito (EUR)                                 11,704,666              47,458
                                                                     ----------
Total Italy (Cost $365,296)                                             606,078
                                                                     ----------


JAPAN 20.8%

Common Stocks 20.8%
Bridgestone                                         702,000              15,240
Canon                                             3,309,000             151,335
DDI                                                   1,978              22,707
East Japan Railway                                    2,399              14,214
Fanuc                                               439,900              46,102
Fuji Bank                                         9,595,000              79,947
Fuji Television Network                               4,833              80,539
Fujitsu                                           2,786,000              78,926
Hitachi                                           1,470,000              17,556
Ito-Yokado                                          374,000              27,319
Kao                                                 687,000              20,925
Kokuyo                                            1,058,000              15,035
Komori                                              453,000               6,211
Kyocera                                             957,000             160,098
Makita                                            1,403,000              12,184
Marui                                             2,129,000              40,012
Matsushita Electric Industrial                    4,491,000             118,912
Mitsui Fudosan                                    3,739,000              38,008
Murata Manufacturing                                982,000             190,918
NEC                                               5,745,000             156,370
Nippon Telegraph & Telephone                         12,884             159,835
Nomura Securities                                 3,983,000             100,299
NTT DoCoMo                                            4,804             160,556
Sankyo                                            1,407,000              31,002
Seven-Eleven Japan                                  701,000              86,315
Shin-Etsu Chemical                                  822,000              43,453
Shiseido                                          1,266,000              16,010
Softbank (New Shares) *                             134,400              33,222



17
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                Shares               Value
------------------------------------------------------------------------------------------
                                                                              in thousands
Softbank                                                        61,500          $   15,145
Sony (New Shares) *                                            907,600             105,032
Sony                                                           907,600             104,275
Sumitomo                                                     3,107,000              34,805
Sumitomo Bank                                                5,019,000              62,775
Sumitomo Electric Industries                                 1,609,000              21,435
TDK                                                            390,000              52,246
Toshiba                                                     12,474,000             121,027
Yamanouchi Pharmaceutical                                    1,489,000              78,713
                                                                                ----------
Total Japan (Cost $1,571,327)                                                    2,518,703
                                                                                ----------

MEXICO 2.2%

Common Stocks 2.2%
Femsa UBD (Represents 1 Class B and 4 Series D shares) *     7,144,360              28,281
Grupo Iusacell ADR (USD) *                                     762,900              12,159
Grupo Televisa GDR (USD) *                                   1,637,566             103,883
Telefonos de Mexico (Class L) ADR (USD)                      2,134,444             125,532
                                                                                ----------
Total Mexico (Cost $204,913)                                                       269,855
                                                                                ----------


NETHERLANDS 6.5%

Common Stocks 6.5%
ABN Amro (EUR)                                                 547,369              11,271
Akzo Nobel (EUR)                                                93,698               3,836
ASM Lithography (EUR)                                        2,569,350             100,439
CSM (EUR)                                                    1,200,977              20,635
Equant (EUR) *                                                 389,684              30,165
Fortis NI (EUR)                                              1,758,504              44,219
ING Groep (EUR)                                              2,502,060             136,523
KPN (EUR)                                                      236,387              23,821
Philips Electronics (EUR)                                    3,455,960             154,169
Royal Dutch Petroleum (EUR)                                  1,153,482              66,483
TNT Post Groep (EUR)                                           117,648               2,567
United Pan-Europe Communications (EUR) *                       882,595              32,119
VNU (EUR)                                                    2,338,530             125,112
Wolters Kluwer (EUR)                                         1,400,994              33,064
                                                                                ----------
Total Netherlands (Cost $500,304)                                                  784,423
                                                                                ----------


18
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                   Shares              Value
--------------------------------------------------------------------------------
                                                                in thousands
NEW ZEALAND 0.2%

Common Stocks 0.2%
Telecom Corporation of New Zealand              5,703,628          $  24,096
                                                                   ---------
Total New Zealand (Cost $24,831)                                      24,096
                                                                   ---------


NORWAY 0.2%

Common Stocks 0.2%
Orkla (Class A)                                 1,352,094             20,904
                                                                   ---------
Total Norway (Cost $10,745)                                           20,904
                                                                   ---------


PORTUGAL 0.1%

Common Stocks 0.1%
Jeronimo Martins (EUR)                            994,923             17,746
                                                                   ---------
Total Portugal (Cost $7,090)                                          17,746
                                                                   ---------


SINGAPORE 0.5%

Common Stocks 0.5%
United Overseas Bank                            8,657,592             60,372
                                                                   ---------
Total Singapore (Cost $57,156)                                        60,372
                                                                   ---------


SOUTH KOREA 1.5%

Common Stocks 1.5%
Korea Telecom ADR (USD)                           918,300             31,681
Pohang Iron & Steel ADR (USD)                     353,333              7,420
Samsung Electronics                               464,937            125,687
South Korea Telecom                                52,000             13,823
                                                                   ---------
Total South Korea (Cost $127,302)                                    178,611
                                                                   ---------


SPAIN 3.0%

Common Stocks 3.0%
Banco Bilbao Vizcaya (EUR)                      2,640,033             36,001
Banco Santander Central Hispano (EUR)           8,320,688             86,763
Empresa Nacional de Electricidad (EUR)          2,949,600             63,980
Gas Natural (EUR)                                 599,877             10,023


19
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                Shares               Value
--------------------------------------------------------------------------------
                                                              in thousands

Repsol (EUR)                                 1,440,952          $   29,474
Telefonica (EUR)                             5,856,168             130,328
                                                                ----------
Total Spain (Cost $225,000)                                        356,569
                                                                ----------


SWEDEN 3.6%

Common Stocks 3.6%
ABB                                            237,127              26,447
Atlas Copco (Class B)                          299,088               6,838
Electrolux (Class B)                         1,207,475              20,403
Hennes & Mauritz (Class B)                   1,917,100              50,889
LM Ericsson                                  1,689,280             150,162
Nordic Baltic Holding                        7,536,824              47,494
Nordic Baltic Holding (DKK) *                1,150,334               7,160
Sandvik (Class B)                              608,700              14,529
Securitas (Class B)                          4,130,758             106,886
                                                                ----------
Total Sweden (Cost $253,884)                                       430,808
                                                                ----------


SWITZERLAND 3.7%

Common Stocks 3.7%
ABB                                            417,174              46,808
Adecco                                         177,372             145,534
Credit Suisse Group                            222,085              40,115
Nestle                                          57,516             101,388
Roche Holdings                                   3,493              36,478
Swisscom                                        43,996              15,511
UBS                                            254,665              62,391
                                                                ----------
Total Switzerland (Cost $241,346)                                  448,225
                                                                ----------


TAIWAN 1.4%

Common Stocks 1.4%
Hon Hai Precision Industry                   6,053,000              58,364
Taiwan Semiconductor Manufacturing          15,845,630             102,029
United Microelectronics                      3,980,000              13,464
                                                                ----------
Total Taiwan (Cost $133,125)                                       173,857
                                                                ----------

20
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                    Shares               Value
--------------------------------------------------------------------------------
                                                                  in thousands

UNITED KINGDOM 17.5%

Common Stocks 17.5%
Abbey National                                   1,399,350          $   15,970
AstraZeneca Group                                1,863,620              78,023
Baltimore Technologies                             239,000              24,076
BG Group                                         1,385,897               8,334
BP Amoco                                         4,923,000              42,502
Cable & Wireless                                 8,580,150             142,272
Cadbury Schweppes                                5,470,792              37,478
Celltech Group                                     945,000              15,596
Centrica                                         2,938,768              10,478
Compass Group                                    8,297,000             117,812
David S. Smith                                   1,692,560               3,584
Diageo                                           5,764,652              46,627
Electrocomponents                                2,251,000              22,605
GKN                                                388,000               5,377
Glaxo Wellcome                                   6,999,210             213,808
Hays                                               938,000               6,484
Hilton Group                                     2,191,470               9,178
HSBC Holdings (HKD)                              1,652,800              18,514
John Laing (Class A)                             1,373,000               4,639
Kingfisher                                       4,608,233              37,722
Marconi                                          3,538,100              44,069
Reed International                              14,454,175             100,327
Rio Tinto                                        2,964,900              45,931
Royal Bank of Scotland                           9,611,129             149,042
Safeway                                          2,835,960               9,560
Shell Transport & Trading                       20,711,000             167,679
SmithKline Beecham                               9,040,680             123,379
Standard Chartered                               2,970,000              40,091
Tesco                                            6,600,592              22,429
Tomkins                                         11,022,954              33,852
Unilever                                         4,763,107              28,551
United News & Media                              1,813,215              23,573
Vodafone Airtouch                               79,360,746             363,887
WPP Group                                        6,317,000             101,795
                                                                  ------------
Total United Kingdom (Cost $1,725,913)                               2,115,244
                                                                  ------------


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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 2.6%

Money Market Funds 2.6%
Reserve Investment Fund, 6.18% +#                 318,787,727     $    318,788
                                                                  ------------
Total Short-Term Investments (Cost $318,788)                           318,788
                                                                  ------------



 Total Investments in Securities

 99.6% of Net Assets (Cost $8,156,785)                            $ 12,035,930

 Other Assets Less Liabilities                                          49,006
                                                                  ------------

NET ASSETS                                                        $ 12,084,936
                                                                  ============

    *  Non-income producing
    +  Affiliated company
    #  Seven-day yield
  ADR  American depository receipt
  EUR  Euro
  GDR  Global depository receipt
  HKD  Hong Kong dollar
  USD  U.S. dollar


The accompanying notes are an itegral part of these financial statements.

22
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

In thousands

 Assets
 Investments in securities, at value (cost $8,156,785)              $12,035,930
 Securities lending collateral                                        2,699,955
 Other assets                                                           114,593
                                                                    -----------
 Total assets                                                        14,850,478
                                                                    -----------
 Liabilities

 Obligation to return securities lending collateral                   2,699,955
 Other liabilities                                                       65,587
                                                                    -----------
 Total liabilities                                                    2,765,542
                                                                    -----------

NET ASSETS                                                          $12,084,936
                                                                    ===========
 Net Assets Consist of:

 Accumulated net investment income - net of distributions           $    15,872
 Accumulated net realized gain/loss - net of distributions              719,063
 Net unrealized gain (loss)                                           3,877,995
 Paid-in-capital applicable to 672,298,377 shares of $0.01
 par value capital stock outstanding; 2,000,000,000 shares
 of the Corporation authorized                                        7,472,006
                                                                    -----------

NET ASSETS                                                          $12,084,936
                                                                    ===========

 net asset value per share
 International Stock shares
 ($12,084,926,206 / 672,297,854 shares outstanding)                 $     17.98
                                                                    ===========
 International Stock Advisor shares
 ($9,999 / 523 shares outstanding)                                  $     19.12
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

23
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                    6 Months
                                                                       Ended
                                                                     4/30/00

Investment Income (Loss)
Income
 Dividend (net of foreign taxes of $7,303)                       $    54,016
 Interest (including $11,266 from affiliated companies)               11,577
 Securities lending                                                    4,013
                                                                 -----------
 Total income                                                         69,606
                                                                 -----------
Expenses
 Investment management                                                40,567
 Shareholder servicing
   International Stock shares                                          8,216
   International Stock Advisor shares                                      -
 Custody and accounting                                                1,738
 Prospectus and shareholder reports
   International Stock shares                                            246
   International Stock Advisor shares                                      -
 Registration                                                             99
 Legal and audit                                                          19
 Directors                                                                 8
 Miscellaneous                                                            54
                                                                 -----------
 Total expenses                                                       50,947
 Expenses paid indirectly                                                 (4)
                                                                 -----------
 Net expenses                                                         50,943
                                                                 -----------
Net investment income (loss)                                          18,663
                                                                 -----------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                          747,478
 Futures                                                              21,789
 Foreign currency transactions                                       (11,696)
                                                                 -----------
 Net realized gain (loss)                                            757,571
                                                                 -----------
Change in net unrealized gain or loss
 Securities                                                          722,612
 Other assets and liabilities
 denominated in foreign currencies                                      (526)
                                                                 -----------
 Change in net unrealized gain or loss                               722,086
                                                                 -----------
Net realized and unrealized gain (loss)                            1,479,657
                                                                 -----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $ 1,498,320
                                                                 ===========

The accompanying notes are an integral part of these financial statements.

24
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                             6 Months              Year
                                                                Ended             Ended
                                                              4/30/00          10/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                          $     18,663      $    105,886
   Net realized gain (loss)                                   757,571           589,813
   Change in net unrealized gain or loss                      722,086         1,201,410
                                                         --------------------------------
   Increase (decrease) in net assets from operations        1,498,320         1,897,109
                                                         --------------------------------

  Distributions to shareholders
   Net investment income
     International Stock shares                               (82,379)         (144,745)
   Net realized gain
     International Stock shares                              (576,571)         (230,270)
                                                         --------------------------------
   Decrease in net assets from distributions                 (658,950)         (375,015)
                                                         --------------------------------

  Capital share transactions *
   Shares sold
     International Stock shares                             2,397,836         2,598,320
     International Stock Advisor shares                            10                 -
   Distributions reinvested
     International Stock shares                               591,663           351,615
   Shares redeemed
     International Stock shares                            (2,359,281)       (3,393,820)
                                                         --------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                         630,228          (443,885)
                                                         --------------------------------

  Net Assets
  Increase (decrease) during period                         1,469,598         1,078,209
  Beginning of period                                      10,615,338         9,537,129
                                                         --------------------------------
  End of period                                          $ 12,084,936      $ 10,615,338
                                                         ================================
* Share information
   Shares sold
     International Stock shares                               130,213           168,506
     International Stock Advisor shares                             1                 -
   Distributions reinvested
     International Stock shares                                34,279            24,520
   Shares redeemed
     International Stock shares                              (127,659)         (220,433)
                                                         --------------------------------
   Increase (decrease) in shares outstanding                   36,834           (27,407)

The accompanying notes are an integral part of these financial statements.

25
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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company is one of the portfolios established by the corporation. The fund seeks long-term growth of capital by investing primarily in the common stocks of established, non-U.S. companies. The fund has two classes of shares - International Stock, offered since May 9, 1980, and International Stock Advisor Class, first offered on March 31, 2000. International Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

26
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The International Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

borrower fails to return them. At April 30, 2000, the value of loaned securities was $2,658,349,000; aggregate collateral consisted of $2,699,955,000 in the securities lending collateral pool and U.S. government securities valued at $66,676,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,031,913,000 and $3,019,599,000, respectively, for the six months ended April 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $8,156,785,000. Net unrealized gain aggregated $3,879,145,000 at period-end, of which $4,207,647,000 related to appreciated investments and $328,502,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $6,718,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended,

28
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,640,000 for the six months ended April 30, 2000, of which $1,105,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund and Spectrum Growth Fund held approximately 6.4% of the outstanding International Stock shares at April 30, 2000. For the six months then ended, the fund was allocated $880,000 of Spectrum expenses, $162,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $11,266,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $139,072,000 with certain affiliates of the manager and paid commissions of $166,000 related thereto.

For fund and account information or to conduct transactions, 24 hours, 7 days a week

By touch-tone telephone
Tele*Access 1-800-638-2587

By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center 1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

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T. Rowe Price Investment Services, Inc., Distributor. F37-051 4/30/00